UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): December 19, 2007

EPL INTERMEDIATE, INC.
(Exact name of registrant as specified in charter)

Not Applicable
(Former name or former address, if changed since last report)

DELAWARE	333-115644	13-4092105
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification
Number)
3535 Harbor Boulevard, Suite 100,		92626
Costa Mesa, California		(Zip Code)
(Address of principal executive offices)
(714) 599-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

          On November 30, 2007, a judgment in the amount of $20,251,000 plus attorneys fees and court costs was entered against El Pollo Loco, Inc. (“EPL”), a wholly owned subsidiary of EPL Intermediate, Inc. (the “Registrant”), in the El Pollo Loco S.A. de C.V. v. El Pollo Loco, Inc. litigation in the United States District Court for the Southern District of Texas. EPL intends to appeal the judgment and has posted a bond in the amount of up to $24,301,450 (the “Appeal Bond”), which includes attorneys’ fees and estimated post judgment interest.

          To assist EPL in posting the Appeal Bond, on December 19, 2007, EPL executed a Payment and Subscription Agreement and a separate Fee Agreement (the “Agreements”) with Chicken Acquisition Corp. (“CAC”) and Trimaran Fund II, LLC (“Trimaran”), the Registrant’s indirect controlling shareholder, which provide that Trimaran will provide backup financial support in the form of a letter of credit covering a portion of the Appeal Bond in exchange for a 3% upfront fee and potential additional future payments from EPL.

          In the event that EPL is required to pay over the judgment amount after its final appeal is concluded, the Agreements provide that, at Trimaran’ option, EPL or CAC will repay Trimaran its portion of the Appeal Bond in cash or by promissory note or right of payment, in either case with an increasing interest rate up to 17.5% per annum, or CAC will sell and issue shares of convertible preferred stock or common stock to Trimaran at a price of $43.22 per share, or any combination of the foregoing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events.

          On December 19, 2007, EPL issued a press release announcing its posting of the Appeal Bond following the entry of a final judgment against EPL in a trademark dispute filed by El Pollo Loco S.A. de C.V in United States District Court in Texas.

          A copy of the press release is being filed with the Securities and Exchange Commission as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	El Pollo Loco, Inc. Press Release, dated December 19, 2007.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL INTERMEDIATE, INC.

Date: December 21, 2007	By: /s/ Jerry L. Lovejoy
Jerry L. Lovejoy
Senior Vice President and General Counsel

Exhibit Index

99.1           Press Release, dated December 19, 2007.